SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective prospectuses and all currently effective supplements thereto for the following funds:

Scudder RREEF Real Estate Securities Fund
Scudder Asset Management Fund
Scudder Lifecycle Long Range Fund
Scudder Lifecycle Mid Range Fund
Scudder Lifecycle Short Range Fund
Scudder Flag Investors Value Builder Fund

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The following supplements the "Understanding Distributions and Taxes" section.

If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes as a return of capital. A return of capital will generally not be taxable to you but will reduce the cost basis of your shares and result in a higher capital gain or a lower capital loss when you sell your shares.





               Please Retain This Supplement for Future Reference

May 2, 2003